UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22338

Legg Mason Global Asset Management Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: October 31

Date of reporting period: October 31, 2017

ITEM 1.	REPORT TO STOCKHOLDERS

The Annual Report to Stockholders is filed herewith.

Annual Report	October 31, 2017

CLEARBRIDGE

VALUE TRUST

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks long-term growth of capital.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of ClearBridge Value Trust for the twelve-month reporting period ended October 31, 2017. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

November 30, 2017

II	ClearBridge Value Trust

Investment commentary

Economic review

Economic activity in the U.S. improved during the twelve months ended October 31, 2017 (the “reporting period”). Looking back, the U.S. Department of Commerce reported that U.S. gross domestic product (“GDP”)i growth was 1.8% and 1.2%, as revised, for the fourth quarter of 2016 and the first quarter of 2017, respectively. Second quarter 2017 GDP growth then accelerated to 3.1%. Finally, the U.S. Department of Commerce’s second estimate for third quarter 2017 GDP growth — released after the reporting period ended — was 3.3%. Stronger growth was attributed to a number of factors, including positive contributions from personal consumption expenditures, private inventory investment, nonresidential fixed investment and exports. These factors were partly offset by a decrease in imports.

Job growth in the U.S. was solid overall and a tailwind for the economy during the reporting period. When the reporting period ended on October 31, 2017, the unemployment rate was 4.1%, as reported by the U.S. Department of Labor. This represented the lowest unemployment rate since December 2000. The percentage of longer-term unemployed fluctuated during the reporting period. However, in October 2017, 24.8% of Americans looking for a job had been out of work for more than six months, the same as when the period began.

Looking back, after an extended period of maintaining the federal funds rateii at a historically low range between zero and 0.25%, the Federal Reserve Board (the “Fed”)iii increased the rate at its meeting on December 16, 2015. In particular, the U.S. central bank raised the federal funds rate to a range between 0.25% and 0.50%. The Fed then kept rates on hold at each meeting prior to its meeting on December 14, 2016, at which time, the Fed raised rates to a range between 0.50% and 0.75%.

After holding rates steady at its meeting that concluded on February 1, 2017, the Fed raised rates to a range between 0.75% and 1.00% at its meeting that ended on March 15, 2017. At its meeting that concluded on June 14, 2017, the Fed raised rates to a range between 1.00% and 1.25%. At its meeting that concluded on July 26, 2017, the Fed kept rates on hold, as expected. At its meeting that concluded on September 20, 2017, the Fed again kept rates on hold, but reiterated its intention to begin reducing its balance sheet, saying, “In October, the Committee will initiate the balance sheet normalization program….” Finally, at its meeting that ended on November 1, 2017, after the reporting period ended, the Fed maintained the federal funds rate in the target range of 1.00% to 1.25%, but left open the possibility of another rate hike in December 2017.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

November 30, 2017

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results.

ClearBridge Value Trust	III

Investment commentary (cont’d)

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iii

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

IV	ClearBridge Value Trust

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks long-term growth of capital. The Fund invests primarily in equity securities that, in our opinion, offer the potential for capital growth. We follow a value discipline in selecting securities and, therefore, seek to purchase securities at large discounts to our assessment of their issuers’ intrinsic value. Intrinsic value, in our view, is the value of the company measured, to different extents depending on the type of company, on factors such as, but not limited to the discounted value of its projected future free cash flows, the company’s ability to earn returns on capital in excess of its cost of capital, private market values of similar companies and the costs to replicate the business. We take a long-term approach to investing. The Fund generally invests in companies with market capitalizations greater than $5 billion, but may invest in companies of any size. The Fund may invest in foreign securities, including securities of emerging market issuers.

Q. What were the overall market conditions during the Fund’s reporting period?

A. Major U.S. equity indices posted strong returns for the twelve-month reporting period ended October 31, 2017, as the S&P 500 Indexi gained 23.63%, the Dow Jones Industrial Averageii returned 32.07% and the NASDAQ Composite Indexiii rose 31.13%. The Russell 3000 Indexiv returned 23.98% for the reporting period. Throughout the reporting period, investors focused on the effects of potential policy changes in health care, taxes and regulations attendant on the election of President Donald Trump and the Republican Party majority in the House and Senate. Corporate earnings returned after dipping earlier in 2016, helping broad index returns over the reporting period. With continued low unemployment and slow but steady growth, the Federal Reserve Board (the “Fed”)v raised the federal fundsvi three times during the reporting period, accelerating what is expected to be a gradual and predictable period of monetary tightening. As part of this tightening, in September 2017 the Fed formally announced it would begin to decrease the size of its balance sheet by letting U.S. Treasuries, and to a lesser degree mortgage-backed securities, mature without reinvestment. Crude oil prices traded largely in the $45–$55 range after having stabilized in 2016, but gained 16% during the reporting period.

While populism played a role in the U.S. presidential election, in Europe populism and the associated political risk appeared to subside somewhat after Brexit, with centrist election victories in France and Germany in 2017. In both regions, however, the market largely shook off any potential concerns related to political risk and remained optimistic given increasingly synchronized global growth.

The U.S. economy continued to expand during the period. Quarter-over-quarter U.S. gross domestic product (“GDP”)vii growth, as measured by the U.S. Department of Commerce, approached and surpassed 3%. The employment situation continued to improve as well. Unemployment remained at multi-decade lows; overall job growth was steady, despite setbacks following hurricanes Harvey and Irma. Meanwhile, the Fed’s preferred measure of inflation — core personal consumption expenditures — declined over the reporting period, with October 2017’s rate of 1.30% remaining below the central bank’s long-term 2% target. The ten-year

ClearBridge Value Trust 2017 Annual Report	1

Fund overview (cont’d)

Treasury yield rose from 1.83%, where it began the reporting period, to 2.60%, after the surprise U.S. election result and the Fed’s December 2016 rate hike, but edged down to 2.38% as inflation remained tame, where it ended the reporting period.

While corporations continued to engage in mergers and acquisitions (“M&A”) activity with low borrowing rates as a key tailwind, PitchBook Data, Inc.viii reported that M&A activity fell in both deal value and volume in the first-half of 2017, relative to the half-year average for 2016. M&A activity is on pace for a more than 20% decline year-over-year for 2017, though cross-border deals have increased, with 10% of European deal volume involving a North American buyer.

Q. How did we respond to these changing market conditions?

A. This particular late-cycle market context comes with two major challenges: the first is to avoid what is popular, a huge part of the Russell 3000 Value Indexix, which requires behavioral fortitude and the second is to find value in an environment where most assets and stocks are inflated by elevated expectations. Given our valuation-driven investment process, we believe that good relative and absolute returns come from finding stocks where realized expectations can exceed embedded expectations, and capital’s growing optimism with regard to assets and stocks has greatly narrowed the list of attractive candidates. The resulting lack of broad opportunities has created a needle-in-the-haystack market, but that is a great opportunity for truly active managers, like us, to prove our worth.

On the first challenge, as the market has increasingly embraced tech stocks, we have been steadily decreasing the Fund’s overweight position. In addition, the Fund is underweight the also-popular bond-proxy stocks that have benefited from record-low interest rates. The narrative in favor of deflation and extrapolating low rates well into the future is back in full force, after a brief respite as the election-induced hopes of reflation have melted away. To be clear, the Fund still owns tech stocks selectively where we believe innovation can extend scaling advantages, and where business values remain above rising prices. However, if exuberance continues to build, the Fund’s tech weighting will keep declining as our valuation discipline dictates. As long-term valuation-driven investors, we would take near-term relative pain to avoid absolute losses down the road. On the second challenge, we are still finding mispriced stocks that are either being too aggressively sold by the market, or simply left without the support of the market enamored by FAANGs (Facebook, Apple, Amazon, Netflix and Alphabet’s Google) and the almighty index.

We continue to search for investment opportunities where price is below business value. Fortunately, stocks with defensive attributes are getting less expensive as the reflation narrative shift builds. At this point, finding value that meets our threshold is still challenging, but getting less so.

As complex systems, markets are often most vulnerable when they appear the most stable. Although we cannot realistically time any shift in the market, we continue to differentiate the Fund from the increasingly crowded and highly valued indices. This is uncomfortable in many ways, but our active valuation discipline is helping to guide us accordingly. Just as we provide liquidity by buying fear early in cycles, we are providing liquidity by selectively selling optimism late in the cycle. In both cases, patience is

2	ClearBridge Value Trust 2017 Annual Report

required, but in our opinion, the Fund remains very well balanced across risk and return drivers, and sells comfortably below our assessment of underlying business value.

Performance review

For the twelve months ended October 31, 2017, Class C shares of ClearBridge Value Trust, excluding sales charges, returned 17.87%. The Fund’s unmanaged primary benchmark, the S&P 500 Index returned 23.63% for the same period. The Russell 1000 Value Indexx and the Lipper Multi-Cap Core Funds Category Average1 returned 17.78% and 21.97%, respectively, over the same time frame.

Performance Snapshot as of October 31, 2017 (unaudited)
(excluding sales charges)	6 months	12 months
ClearBridge Value Trust:
Class A	5.37%	18.72%
Class C	4.99%	17.87%
Class FI	5.33%	18.62%
Class R	5.18%	18.32%
Class I	5.49%	19.00%
S&P 500 Index	9.10%	23.63%
Russell 1000 Value Index	5.46%	17.78%
Lipper Multi-Cap Core Funds Category Average[1]	7.77%	21.97%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month end, please visit our website at www.leggmason.com/mutualfunds.

All share class returns assume the reinvestment of all distributions, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated March 1, 2017, the gross total annual fund operating expense ratios for Class A, Class C, Class FI, Class R and Class I shares were 1.07%, 1.77%, 1.15%, 1.41% and 0.83%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets will not exceed 1.15% for Class A shares, 1.90% for Class C shares, 1.15% for Class FI shares, 1.40% for Class R shares and 0.80% for Class I shares. These expense limitation arrangements cannot be

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended October 31, 2017, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 806 funds for the six-month period and among the 762 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges, if any.

ClearBridge Value Trust 2017 Annual Report	3

Fund overview (cont’d)

terminated prior to December 31, 2019 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts waived and/or reimbursed to a class within three years after the fiscal year in which the manager earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Q. What were the leading contributors to performance?

A. On an absolute basis, the Fund had positive returns in eight out of the ten sectors the Fund was invested in for the reporting period (out of eleven sectors in total), with the greatest contributions to returns coming from the Financials, Information Technology (“IT”) and Consumer Discretionary sectors. Stock selection within the Consumer Discretionary and Real Estate sectors contributed most to relative performance, while, in terms of allocation effects, an underweight to the Consumer Staples and Telecommunication Services sectors and an overweight to the Financials sector contributed to relative performance. In terms of individual securities, Citigroup Inc., Microsoft Corp., Alphabet Inc., Ameriprise Financial Inc. and Oracle Corp. were the largest contributors to performance.

Q. What were the leading detractors from performance?

A. Relative Fund underperformance was driven by stock selection effects and sector allocation for the reporting period. In particular, stock selection in the Health Care, IT, Energy and Industrials sectors hurt relative performance. In terms of sector allocation, an underweight to the IT sector and the Fund’s cash position weighed on relative performance. At the security level, Apache Corp., QUALCOMM Inc., Ralph Lauren Corp., Allergan PLC and Stericycle Inc. were the greatest detractors from returns.

Q. Were there any significant changes to the Fund during the reporting period?

A. We initiated several new positions during the reporting period, including Intercontinental Exchange Inc., Royal Gold, AutoZone, O’Reilly Auto Parts, Molson Coors Brewing Co., Signet Jewelers Ltd., Hanesbrands Inc. and TransDigm Group. We also eliminated several positions, including Amazon.com, United Continental Holdings, Inc., Calpine Corp., Biogen, Inc. and UnitedHealth Group Inc. During the reporting period, we also acquired shares of Brighthouse Financial, Inc. following its spin-off from existing holding MetLife, Inc.

Thank you for your investment in ClearBridge Value Trust. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Sam Peters, CFA

Portfolio Manager

ClearBridge, LLC

Jean Yu, CFA

Portfolio Manager

ClearBridge, LLC

November 20, 2017

4	ClearBridge Value Trust 2017 Annual Report

RISKS: Equity securities are subject to market and price fluctuations. The manager’s investment style may become out of favor and/ or the manager’s selection process may prove incorrect, which may have a negative impact on the Fund’s performance. The Fund may focus its investments in certain companies, industries or market sectors, increasing its vulnerability to market volatility. Additional risks may include those risks associated with investing in small and mid-sized companies and foreign investments. Please see the Fund’s prospectus for a more complete discussion of these and other risks and the Fund’s investment strategies.

Portfolio holdings and breakdowns are as of October 31, 2017 and are subject to change and may not be representative of the portfolio managers’ current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of this date were: Alphabet Inc., Class C Shares (5.1%), Microsoft Corp. (4.2%), Oracle Corp. (4.1%), Synchrony Financial (3.7%), Wells Fargo & Co. (3.5%), Realogy Holdings Corp. (2.9%), Allergan PLC (2.8%), Citigroup Inc. (2.8%), Exelon Corp. (2.7%) and Cisco Systems Inc. (2.6%). Please refer to pages 12 through 14 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of October 31, 2017 were: Financials (18.9%), Information Technology (17.9%), Consumer Discretionary (13.5%), Health Care (12.4%), and Industrials (11.2%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

ClearBridge Value Trust 2017 Annual Report	5

Fund overview (cont’d)

[i]	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

ii

The Dow Jones Industrial Average (“DJIA”) is a widely followed measurement of the stock market. The average is comprised of thirty stocks that represent leading companies in major industries. These stocks, widely held by both individual and institutional investors, are considered to be all blue-chip companies.

iii	The NASDAQ Composite Index is a market-value weighted index, which measures all securities listed on the NASDAQ stock market.

iv	The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

[v]

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

vi

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

vii	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

viii	PitchBook Data, Inc. is a research firm. The firm is a data and technology provider for the global private equity and venture capital markets.

ix

The Russell 3000 Value Index measures the performance of the broad value segment of the U.S. equity value universe. It includes those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.)

[x]

The Russell 1000 Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 Index companies with lower price-to-book ratios and lower expected growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.) The Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000 Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 represents approximately 92% of the U.S. market.

6	ClearBridge Value Trust 2017 Annual Report

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of October 31, 2017 and October 31, 2016. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

ClearBridge Value Trust 2017 Annual Report	7

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on May 1, 2017 and held for the six months ended October 31, 2017.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	5.37%	$1,000.00	$1,053.70	1.02%	$5.28	Class A	5.00%	$1,000.00	$1,020.06	1.02%	$5.19
Class C	4.99	1,000.00	1,049.90	1.73	8.94	Class C	5.00	1,000.00	1,016.48	1.73	8.79
Class FI	5.33	1,000.00	1,053.30	1.11	5.74	Class FI	5.00	1,000.00	1,019.61	1.11	5.65
Class R	5.18	1,000.00	1,051.80	1.41	7.29	Class R	5.00	1,000.00	1,018.10	1.41	7.17
Class I	5.49	1,000.00	1,054.90	0.80	4.14	Class I	5.00	1,000.00	1,021.17	0.80	4.08

8	ClearBridge Value Trust 2017 Annual Report

[1]	For the six months ended October 31, 2017.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

ClearBridge Value Trust 2017 Annual Report	9

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class A	Class C	Class FI	Class R	Class I
Twelve Months Ended 10/31/17	18.72%	17.87%	18.62%	18.32%	19.00%
Five Years Ended 10/31/17	14.29	13.45	14.21	13.84	14.54
Five Years Ended 10/31/17	N/A	2.01	2.69	2.37	3.00
Inception* through 10/31/17	15.29	—	—	—	—

With sales charges[2]	Class A	Class C	Class FI	Class R	Class I
Twelve Months Ended 10/31/17	11.90%	16.92%	18.62%	18.32%	19.00%
Five Years Ended 10/31/17	12.94	13.45	14.21	13.84	14.54
Ten Years Ended 10/31/17	N/A	2.01	2.69	2.37	3.00
Inception* through 10/31/17	14.51	—	—	—	—

Cumulative total returns
Without sales charges[1]
Class A (Inception date of 2/2/09 through 10/31/17)	247.00%
Class C (10/31/07 through 10/31/17)	22.00
Class FI (10/31/07 through 10/31/17)	30.44
Class R (10/31/07 through 10/31/17)	26.42
Class I (10/31/07 through 10/31/17)	34.37

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 5.75%. Class C shares reflect the deduction of a 0.95% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception dates for Class A, C, FI, R and I shares are February 2, 2009, April 16, 1982, March 23, 2001, December 28, 2006 and December 1, 1994, respectively.

10	ClearBridge Value Trust 2017 Annual Report

Historical performance

Value of $10,000 invested in

Class C Shares of ClearBridge Value Trust vs. S&P 500 Index and Russell 1000 Value Index† — October 2007 - October 2017

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Hypothetical illustration of $10,000 invested in Class C shares of ClearBridge Value Trust on October 31, 2007, assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through October 31, 2017. The hypothetical illustration also assumes a $10,000 investment, in the S&P 500 Index and Russell 1000 Value Index. The S&P 500 Index, the Fund’s primary benchmark, is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S. The Russell 1000 Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 Index companies with lower price-to-book ratios and lower expected growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities). The indices are unmanaged and are not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than the Class C shares performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

ClearBridge Value Trust 2017 Annual Report	11

Schedule of investments

October 31, 2017

ClearBridge Value Trust

Security	Shares	Value
Common Stocks — 95.9%
Consumer Discretionary — 13.5%
Auto Components — 2.1%
Adient PLC	600,000	$50,616,000
Diversified Consumer Services — 1.1%
ServiceMaster Global Holdings Inc.	550,000	25,910,500	*
Household Durables — 1.5%
PulteGroup Inc.	1,200,000	36,276,000
Media — 1.1%
CBS Corp., Class B Shares, Non Voting Shares	450,000	25,254,000
Specialty Retail — 6.7%
AutoZone Inc.	90,000	53,055,000	*
Lowe’s Cos. Inc.	575,000	45,971,250
O’Reilly Automotive Inc.	125,000	26,368,750	*
Signet Jewelers Ltd.	500,000	32,785,000
Total Specialty Retail		158,180,000
Textiles, Apparel & Luxury Goods — 1.0%
Hanesbrands Inc.	1,100,000	24,750,000
Total Consumer Discretionary		320,986,500
Consumer Staples — 2.7%
Beverages — 0.9%
Molson Coors Brewing Co., Class B Shares	275,000	22,239,250
Food Products — 1.8%
Mondelez International Inc., Class A Shares	1,000,000	41,430,000
Total Consumer Staples		63,669,250
Energy — 8.8%
Oil, Gas & Consumable Fuels — 8.8%
Apache Corp.	900,000	37,233,000
Cabot Oil & Gas Corp.	1,000,000	27,700,000
Devon Energy Corp.	900,000	33,210,000
Kinder Morgan Inc.	2,000,000	36,220,000
Pioneer Natural Resources Co.	330,000	49,391,100
Plains GP Holdings LP, Class A Shares	1,300,000	26,520,000
Total Energy		210,274,100
Financials — 18.9%
Banks — 6.4%
Citigroup Inc.	900,000	66,150,000
Wells Fargo & Co.	1,500,000	84,210,000
Total Banks		150,360,000

See Notes to Financial Statements.

12	ClearBridge Value Trust 2017 Annual Report

ClearBridge Value Trust

Security	Shares	Value
Capital Markets — 2.2%
Intercontinental Exchange Inc.	800,000	$52,880,000
Consumer Finance — 3.7%
Synchrony Financial	2,700,000	88,074,000
Diversified Financial Services — 1.5%
Voya Financial Inc.	900,000	36,144,000
Insurance — 5.1%
Brighthouse Financial Inc.	320,000	19,897,600	*
Hartford Financial Services Group Inc.	700,000	38,535,000
MetLife Inc.	900,000	48,222,000
XL Group Ltd.	375,000	15,176,250
Total Insurance		121,830,850
Total Financials		449,288,850
Health Care — 12.4%
Biotechnology — 4.7%
Alexion Pharmaceuticals Inc.	440,000	52,650,400	*
Celgene Corp.	600,000	60,582,000	*
Total Biotechnology		113,232,400
Health Care Providers & Services — 1.0%
Universal Health Services Inc., Class B Shares	225,000	23,107,500
Pharmaceuticals — 6.7%
Allergan PLC	375,000	66,461,250
Bristol-Myers Squibb Co.	700,000	43,162,000
Mylan NV	1,400,000	49,994,000	*
Total Pharmaceuticals		159,617,250
Total Health Care		295,957,150
Industrials — 11.2%
Aerospace & Defense — 1.7%
TransDigm Group Inc.	145,000	40,237,500
Air Freight & Logistics — 1.7%
C.H. Robinson Worldwide Inc.	525,000	41,228,250
Airlines — 2.0%
Delta Air Lines Inc.	950,000	47,528,500
Building Products — 1.9%
Johnson Controls International PLC	1,100,000	45,529,000
Commercial Services & Supplies — 1.8%
Stericycle Inc.	600,000	42,510,000	*
Construction & Engineering — 2.1%
AECOM	650,000	22,789,000	*

See Notes to Financial Statements.

ClearBridge Value Trust 2017 Annual Report	13

Schedule of investments (cont’d)

October 31, 2017

ClearBridge Value Trust

Security		Shares	Value
Construction & Engineering — continued
Fluor Corp.		600,000	$25,854,000
Total Construction & Engineering			48,643,000
Total Industrials			265,676,250
Information Technology — 17.9%
Communications Equipment — 2.6%
Cisco Systems Inc.		1,800,000	61,470,000
Internet Software & Services — 5.1%
Alphabet Inc., Class C Shares		120,000	121,996,800	*
Semiconductors & Semiconductor Equipment — 1.9%
QUALCOMM Inc.		900,000	45,909,000
Software — 8.3%
Microsoft Corp.		1,200,000	99,816,000
Oracle Corp.		1,900,000	96,710,000
Total Software			196,526,000
Total Information Technology			425,901,800
Materials — 1.8%
Metals & Mining — 1.8%
Royal Gold Inc.		500,000	42,055,000
Real Estate — 4.4%
Equity Real Estate Investment Trusts (REITs) — 1.5%
American Homes 4 Rent, Class A Shares		1,700,000	36,176,000
Real Estate Management & Development — 2.9%
Realogy Holdings Corp.		2,100,000	67,893,000
Total Real Estate			104,069,000
Utilities — 4.3%
Electric Utilities — 2.7%
Exelon Corp.		1,600,000	64,336,000
Independent Power and Renewable Electricity Producers — 1.6%
AES Corp.		3,600,000	38,268,000
Total Utilities			102,604,000
Total Investments before Short-Term Investments (Cost — $2,033,606,573)			2,280,481,900

	Rate
Short-Term Investments — 4.4%
State Street Institutional Treasury Money Market Fund, Premier Class (Cost — $103,686,102)	0.939%	103,686,102	103,686,102
Total Investments — 100.3% (Cost — $2,137,292,675)			2,384,168,002
Liabilities in Excess of Other Assets — (0.3)%			(7,550,123)
Total Net Assets — 100.0%			$2,376,617,879

*	Non-income producing security.

See Notes to Financial Statements.

14	ClearBridge Value Trust 2017 Annual Report

Statement of assets and liabilities

October 31, 2017

Assets:
Investments, at value (Cost — $2,137,292,675)	$2,384,168,002
Cash	5,636,362
Dividends and interest receivable	2,176,820
Receivable for Fund shares sold	895,747
Prepaid expenses	41,763
Other assets	115,796
Total Assets	2,393,034,490

Liabilities:
Payable for securities purchased	10,795,887
Payable for Fund shares repurchased	2,210,438
Investment management fee payable	1,359,806
Service and/or distribution fees payable	1,157,077
Trustees’ fees payable	18,134
Accrued expenses	875,269
Total Liabilities	16,416,611
Total Net Assets	$2,376,617,879

Net Assets:
Par value (Note 7)	$294
Paid-in capital in excess of par value	2,126,161,923
Undistributed net investment income	3,580,380
Accumulated net realized loss on investments	(45)
Net unrealized appreciation on investments	246,875,327
Total Net Assets	$2,376,617,879

See Notes to Financial Statements.

ClearBridge Value Trust 2017 Annual Report	15

Statement of assets and liabilities (cont’d)

October 31, 2017

Net Assets:
Class A	$488,346,396
Class C	$1,272,744,286
Class FI	$14,175,661
Class R	$13,766,816
Class I	$587,584,720

Shares Outstanding:
Class A	6,206,789
Class C	16,539,924
Class FI	158,660
Class R	156,467
Class I	6,357,238

Net Asset Value:
Class A (and redemption price)	$78.68
Class C*	$76.95
Class FI (and redemption price)	$89.35
Class R (and redemption price)	$87.99
Class I (and redemption price)	$92.43
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.75%)	$83.48

*	Redemption price per share is NAV of Class C shares reduced by a 0.95% CDSC if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

16	ClearBridge Value Trust 2017 Annual Report

Statement of operations

For the Year Ended October 31, 2017

Investment Income:
Dividends and distributions	$39,338,421
Return of capital (Note 1(d))	(2,762,250)
Net Dividends and Distributions	36,576,171
Interest	322,948
Total Investment Income	36,899,119

Expenses:
Investment management fee (Note 2)	16,172,787
Service and/or distribution fees (Notes 2 and 5)	13,905,123
Transfer agent fees (Note 5)	2,131,509
Trustees’ fees	318,511
Fund accounting fees	183,176
Legal fees	164,536
Registration fees	86,507
Shareholder reports	52,419
Audit and tax fees	43,366
Custody fees	10,698
Fees recaptured by investment manager (Note 2)	3,818
Interest expense	59
Miscellaneous expenses	4,915
Total Expenses	33,077,424
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(465,567)
Net Expenses	32,611,857
Net Investment Income	4,287,262

Realized and Unrealized Gain on Investments (Notes 1 and 3):
Net Realized Gain From:
Investment transactions	298,924,715
REIT distributions	59,534
Net Realized Gain	298,984,249
Change in Net Unrealized Appreciation (Depreciation) From Investments	88,682,513
Net Gain on Investments	387,666,762
Increase in Net Assets From Operations	$391,954,024

See Notes to Financial Statements.

ClearBridge Value Trust 2017 Annual Report	17

Statements of changes in net assets

For the Years Ended October 31,	2017	2016

Operations:
Net investment income	$4,287,262	$10,499,026
Net realized gain	298,984,249	283,397,015
Change in net unrealized appreciation (depreciation)	88,682,513	(215,651,307)
Increase in Net Assets From Operations	391,954,024	78,244,734

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(10,200,041)	(3,250,015)
Decrease in Net Assets From Distributions to Shareholders	(10,200,041)	(3,250,015)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	220,767,991	414,228,973
Reinvestment of distributions	9,741,868	2,865,140
Cost of shares repurchased	(438,189,042)	(758,223,902)
Decrease in Net Assets From Fund Share Transactions	(207,679,183)	(341,129,789)
Increase (Decrease) in Net Assets	174,074,800	(266,135,070)

Net Assets:
Beginning of year	2,202,543,079	2,468,678,149
End of year*	$2,376,617,879	$2,202,543,079
*Includes undistributed net investment income of:	$3,580,380	$9,270,882

See Notes to Financial Statements.

18	ClearBridge Value Trust 2017 Annual Report

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended October 31:
Class A Shares[1]	2017	2016	2015	2014	2013

Net asset value, beginning of year	$66.88	$64.56	$65.81	$55.63	$42.02

Income (loss) from operations:
Net investment income	0.40	0.54	0.43	0.46	0.48
Net realized and unrealized gain (loss)	12.06	2.03	(1.45)	10.28	13.75
Total income (loss) from operations	12.46	2.57	(1.02)	10.74	14.23

Less distributions from:
Net investment income	(0.66)	(0.25)	(0.23)	(0.56)	(0.62)
Total distributions	(0.66)	(0.25)	(0.23)	(0.56)	(0.62)

Net asset value, end of year	$78.68	$66.88	$64.56	$65.81	$55.63
Total return[2]	18.72%	4.00%	(1.55)%	19.32%	34.44%

Net assets, end of year (000s)	$488,346	$405,344	$127,039	$125,291	$103,438

Ratios to average net assets:
Gross expenses	1.04%	1.07%	1.02%	1.02%	1.03%
Net expenses[3]	1.03 [4]	1.06 [4]	1.01 [4]	1.01	1.02
Net investment income	0.53	0.83	0.65	0.75	0.99

Portfolio turnover rate	41%	45%	33%	37%	40%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Reflects expense reimbursements.

[4]

As a result of an expense limitation arrangement, effective August 3, 2015, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 1.15%. This expense limitation arrangement cannot be terminated prior to December 31, 2019 without the Board of Trustees’ consent.

See Notes to Financial Statements.

ClearBridge Value Trust 2017 Annual Report	19

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended October 31:
Class C Shares[1]	2017	2016	2015	2014	2013

Net asset value, beginning of year	$65.34	$63.28	$64.75	$54.77	$41.35

Income (loss) from operations:
Net investment income (loss)	(0.13)	0.09	(0.06)	0.00 [2]	0.12
Net realized and unrealized gain (loss)	11.81	1.97	(1.41)	10.13	13.58
Total income (loss) from operations	11.68	2.06	(1.47)	10.13	13.70

Less distributions from:
Net investment income	(0.07)	—	—	(0.15)	(0.28)
Total distributions	(0.07)	—	—	(0.15)	(0.28)

Net asset value, end of year	$76.95	$65.34	$63.28	$64.75	$54.77
Total return[3]	17.87%	3.27%	(2.27)%	18.43%	33.42%

Net assets, end of year (000s)	$1,272,744	$1,295,102	$1,744,699	$1,986,538	$1,889,713

Ratios to average net assets:
Gross expenses	1.76%	1.77%	1.75%	1.77%	1.79%
Net expenses[4]	1.74 [5]	1.76 [5]	1.74 [5]	1.76	1.78
Net investment income (loss)	(0.18)	0.14	(0.09)	0.01	0.25

Portfolio turnover rate	41%	45%	33%	37%	40%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Amount represents less than $0.005 per share.

[3]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]	Reflects expense reimbursements.

[5]

As a result of an expense limitation arrangement, effective August 3, 2015, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 1.90%. This expense limitation arrangement cannot be terminated prior to December 31, 2019 without the Board of Trustees’ consent.

See Notes to Financial Statements.

20	ClearBridge Value Trust 2017 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended October 31:
Class FI Shares[1]	2017	2016	2015	2014	2013

Net asset value, beginning of year	$75.75	$73.03	$74.24	$62.70	$47.22

Income (loss) from operations:
Net investment income	0.38	0.55	0.41	0.50	0.55
Net realized and unrealized gain (loss)	13.69	2.30	(1.62)	11.54	15.48
Total income (loss) from operations	14.07	2.85	(1.21)	12.04	16.03

Less distributions from:
Net investment income	(0.47)	(0.13)	—	(0.50)	(0.55)
Total distributions	(0.47)	(0.13)	—	(0.50)	(0.55)

Net asset value, end of year	$89.35	$75.75	$73.03	$74.24	$62.70
Total return[2]	18.62%	3.91%	(1.63)%	19.23%	34.39%

Net assets, end of year (000s)	$14,176	$13,676	$19,233	$38,161	$48,922

Ratios to average net assets:
Gross expenses	1.13%	1.15%	1.11%	1.09%	1.07%
Net expenses[3]	1.12 [4]	1.13 [4]	1.09 [4]	1.07	1.06
Net investment income	0.44	0.76	0.54	0.72	1.00

Portfolio turnover rate	41%	45%	33%	37%	40%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Reflects expense reimbursements.

[4]

As a result of an expense limitation arrangement, effective August 3, 2015, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class FI shares did not exceed 1.15%. This expense limitation arrangement cannot be terminated prior to December 31, 2019 without the Board of Trustees’ consent.

See Notes to Financial Statements.

ClearBridge Value Trust 2017 Annual Report	21

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended October 31:
Class R Shares[1]	2017	2016	2015	2014	2013

Net asset value, beginning of year	$74.62	$72.01	$73.43	$61.99	$46.64

Income (loss) from operations:
Net investment income	0.16	0.35	0.19	0.22	0.30
Net realized and unrealized gain (loss)	13.50	2.26	(1.61)	11.46	15.35
Total income (loss) from operations	13.66	2.61	(1.42)	11.68	15.65

Less distributions from:
Net investment income	(0.29)	—	—	(0.24)	(0.30)
Total distributions	(0.29)	—	—	(0.24)	(0.30)

Net asset value, end of year	$87.99	$74.62	$72.01	$73.43	$61.99
Total return[2]	18.32%	3.64%	(1.93)%	18.80%	33.84%

Net assets, end of year (000s)	$13,767	$8,498	$9,455	$10,773	$10,702

Ratios to average net assets:
Gross expenses	1.43%[3]	1.43%[3]	1.42%	1.46%	1.47%
Net expenses[4]	1.36 [3,5]	1.40 [3,5]	1.39 [5]	1.45	1.46
Net investment income	0.19	0.49	0.26	0.32	0.56

Portfolio turnover rate	41%	45%	33%	37%	40%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Reflects recapture of fees waived/reimbursed from prior fiscal years.

[4]	Reflects fee waivers and/or expense reimbursements.

[5]

As a result of an expense limitation arrangement, effective August 3, 2015, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class R shares did not exceed 1.40%. This expense limitation arrangement cannot be terminated prior to December 31, 2019 without the Board of Trustees’ consent.

See Notes to Financial Statements.

22	ClearBridge Value Trust 2017 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended October 31:
Class I Shares[1]	2017	2016	2015	2014	2013

Net asset value, beginning of year	$78.37	$75.55	$76.92	$64.90	$48.92

Income (loss) from operations:
Net investment income	0.67	0.81	0.66	0.67	0.67
Net realized and unrealized gain (loss)	14.15	2.38	(1.69)	12.00	16.03
Total income (loss) from operations	14.82	3.19	(1.03)	12.67	16.70

Less distributions from:
Net investment income	(0.76)	(0.37)	(0.34)	(0.65)	(0.72)
Total distributions	(0.76)	(0.37)	(0.34)	(0.65)	(0.72)

Net asset value, end of year	$92.43	$78.37	$75.55	$76.92	$64.90
Total return[2]	19.00%	4.25%	(1.34)%	19.56%	34.70%

Net assets, end of year (000s)	$587,585	$479,923	$568,252	$623,767	$439,207

Ratios to average net assets:
Gross expenses	0.82%[3]	0.83%[3]	0.82%	0.82%	0.83%
Net expenses[4]	0.80 [3,5]	0.80 [3,5]	0.80 [5]	0.81	0.82
Net investment income	0.76	1.08	0.85	0.94	1.17

Portfolio turnover rate	41%	45%	33%	37%	40%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Reflects recapture of fees waived/reimbursed from prior fiscal years.

[4]	Reflects fee waivers and/or expense reimbursements.

[5]

As a result of an expense limitation arrangement, effective August 3, 2015, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.80%. This expense limitation arrangement cannot be terminated prior to December 31, 2019 without the Board of Trustees’ consent.

See Notes to Financial Statements.

ClearBridge Value Trust 2017 Annual Report	23

Notes to financial statements

1. Organization and significant accounting policies

ClearBridge Value Trust (the “Fund”) is a separate diversified investment series of Legg Mason Global Asset Management Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations,

24	ClearBridge Value Trust 2017 Annual Report

evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

ClearBridge Value Trust 2017 Annual Report	25

Notes to financial statements (cont’d)

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common stocks†	$2,280,481,900	—	—	$2,280,481,900
Short-term investments†	103,686,102	—	—	103,686,102
Total investments	$2,384,168,002	—	—	$2,384,168,002

†	See Schedule of Investments for additional detailed categorizations.

(b) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(c) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities), adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

26	ClearBridge Value Trust 2017 Annual Report

(d) REIT distributions. The character of distributions received from Real Estate Investment Trusts (‘‘REITs’’) held by the Fund is generally comprised of net investment income, capital gains, and return of capital. It is the policy of the Fund to estimate the character of distributions received from underlying REITs based on historical data provided by the REITs. After each calendar year end, REITs report the actual tax character of these distributions. Differences between the estimated and actual amounts reported by the REITs are reflected in the Fund’s records in the year in which they are reported by the REITs by adjusting related investment cost basis, capital gains and income, as necessary.

(e) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(g) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(h) Commission recapture. The Fund has entered into an agreement with State Street Bank, its custodian, whereby a portion of commissions paid on investment transactions may be rebated to the Fund. Such payments are included with realized gain (loss) on investment transactions. During the year ended October 31, 2017, the Fund did not receive any commission rebates.

(i) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of October 31, 2017, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

ClearBridge Value Trust 2017 Annual Report	27

Notes to financial statements (cont’d)

(j) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
(a)	—	$297,648,134	$(297,648,134)
(b)	$222,277	(222,277)	—

(a)	Reclassifications are due to the expiration of a capital loss carryfoward.

(b)	Reclassifications are due to book/tax differences in the treatment of partnership investments.

2. Investment advisory and management agreement and other transactions with affiliates

The Fund has an investment advisory and management agreement with ClearBridge, LLC (“ClearBridge”). Pursuant to the agreement, ClearBridge provides the Fund with investment advisory, management and administrative services for which the Fund pays a fee, computed daily and payable monthly, at annual rates based on the Fund’s average daily net assets. Western Asset Management Company (“Western Asset”) manages the portion of the Fund’s cash and short-term instruments allocated to it. The following chart shows the annual advisory fee rates for the Fund:

Average Daily Net Assets	Annual Rate
First $1 billion	0.700%
Next $1 billion	0.680
Next $3 billion	0.650
Next $5 billion	0.620
Over $10 billion	0.590

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) serves as the sub-administrator to the Fund and provides certain administrative services to the Fund pursuant to a separate sub-administration agreement between ClearBridge and LMPFA. For LMPFA’s services to the Fund, ClearBridge (not the Fund) pays LMPFA a fee, calculated daily and payable monthly, at an annual rate of 0.05% of the average daily net assets of the Fund. For Western Asset’s services to the Fund, ClearBridge (not the Fund) pays Western Asset 0.02% of the portion of the Fund’s average daily net assets that are allocated to them by ClearBridge. ClearBridge, LMPFA and Western Asset are wholly owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

The Fund’s agreement with ClearBridge provides that expense reimbursements be made to the Fund for audit fees, compensation of the Fund’s independent trustees and certain other expenses. These expense reimbursements are not subject to recapture.

As a result of expense limitation arrangements between the Fund and ClearBridge, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A, Class C, Class FI, Class R and Class I shares did

28	ClearBridge Value Trust 2017 Annual Report

not exceed 1.15%, 1.90%, 1.15%, 1.40% and 0.80%, respectively. These expense limitation arrangements cannot be terminated prior to December 31, 2019 without the Board of Trustees’ consent.

During the year ended October 31, 2017, fees waived and/or expenses reimbursed amounted to $465,567.

ClearBridge is permitted to recapture amounts waived and/or reimbursed to a class within three years after the fiscal year in which ClearBridge earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will ClearBridge recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Pursuant to these arrangements, at October 31, 2017, the Fund had remaining fee waivers and/or expense reimbursements subject to recapture by ClearBridge and respective dates of expiration as follows:

	Class A	Class C	Class FI	Class R	Class I
Expires October 31, 2018	—	—	—	—	$29,590
Expires October 31, 2019	—	—	—	—	59,604
Expires October 31, 2020	—	—	—	—	37,629
Total fee waivers/expense reimbursements subject to recapture	—	—	—	—	$126,823

For the year ended October 31, 2017, ClearBridge recaptured $1,810, and $2,008 for Class R and Class I shares, respectively.

Legg Mason Investor Services, LLC (‘‘LMIS’’), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 5.75% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 0.95% on Class C shares, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended October 31, 2017, LMIS and its affiliates retained sales charges of $6,561 on sales of the Fund’s Class A shares. In addition, for the year ended October 31, 2017, CDSCs paid to LMIS and its affiliates were:

	Class A	Class C
CDSCs	—	$6,895

Under a Deferred Compensation Plan (the “Plan”), Trustees may have elected to defer receipt of all or a specified portion of their compensation. A participating Trustee selected

ClearBridge Value Trust 2017 Annual Report	29

Notes to financial statements (cont’d)

one or more funds managed by affiliates of Legg Mason in which his or her deferred trustee’s fees were deemed to be invested. Deferred amounts remain in the Fund until distributed in accordance with the Plan. In May 2015, the Board of Trustees approved an amendment to the Plan so that effective January 1, 2016, no compensation earned after that date may be deferred under the Plan.

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the year ended October 31, 2017, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$948,316,170
Sales	1,235,849,448

At October 31, 2017, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Securities	$2,137,292,720	$381,568,945	$(134,693,663)	$246,875,282

4. Derivative instruments and hedging activities

During the year ended October 31, 2017, the Fund did not invest in derivative instruments.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Fund pays service and/or distribution fees with respect to its Class A, Class C, Class FI and Class R shares calculated at the annual rate of 0.25%, 0.95%, 0.25% and 0.50% of the average daily net assets of each class, respectively. Service and/or distribution fees are accrued daily and paid monthly.

For the year ended October 31, 2017, class specific expenses were as follows:

	Service and/or Distribution Fees		Transfer Agent Fees
Class A	$1,128,770	†	$331,309
Class C	12,677,933	†	1,193,523
Class FI	36,199		23,583
Class R	62,221	†	24,783
Class I	—		558,311
Total	$13,905,123		$2,131,509

†	Amounts shown are exclusive of expense reimbursements. For the year ended October 31, 2017, the service and/or distribution fees reimbursed amounted to $98, $58,093 and $7,497 for Class A, Class C and Class R shares, respectively.

30	ClearBridge Value Trust 2017 Annual Report

For the year ended October 31, 2017, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	$69,391
Class C	262,098
Class FI	2,214
Class R	9,419
Class I	122,445
Total	$465,567

6. Distributions to shareholders by class

	Year Ended October 31, 2017	Year Ended October 31, 2016
Net Investment Income:
Class A	$3,993,640	$485,796
Class C	1,392,059	—
Class FI	82,925	32,055
Class R	32,311	—
Class I	4,699,106	2,732,164
Total	$10,200,041	$3,250,015

7. Shares of beneficial interest

At October 31, 2017, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended October 31, 2017		Year Ended October 31, 2016
	Shares	Amount	Shares	Amount
Class A
Shares sold	715,278	$54,149,718	4,833,948	$287,684,794
Shares issued on reinvestment	51,750	3,744,139	6,713	427,237
Shares repurchased	(621,243)	(46,407,727)	(747,339)	(47,972,151)
Net increase	145,785	$11,486,130	4,093,322	$240,139,880

Class C
Shares sold	136,381	$9,917,538	237,257	$14,796,573
Shares issued on reinvestment	18,932	1,348,294	—	—
Shares repurchased	(3,435,927)	(252,117,667)	(7,987,351)	(481,174,499)
Net decrease	(3,280,614)	$(240,851,835)	(7,750,094)	$(466,377,926)

ClearBridge Value Trust 2017 Annual Report	31

Notes to financial statements (cont’d)

	Year Ended October 31, 2017		Year Ended October 31, 2016
	Shares	Amount	Shares	Amount
Class FI
Shares sold	18,612	$1,565,155	20,131	$1,450,747
Shares issued on reinvestment	1,003	82,486	442	31,896
Shares repurchased	(41,504)	(3,508,812)	(103,374)	(7,504,702)
Net decrease	(21,889)	$(1,861,171)	(82,801)	$(6,022,059)

Class R
Shares sold	75,207	$6,211,505	11,630	$820,525
Shares issued on reinvestment	393	31,915	—	—
Shares repurchased	(33,017)	(2,784,486)	(29,046)	(2,103,008)
Net increase (decrease)	42,583	$3,458,934	(17,416)	$(1,282,483)

Class I
Shares sold	1,704,547	$148,924,075	1,461,990	$109,476,334
Shares issued on reinvestment	53,467	4,535,034	32,334	2,406,007
Shares repurchased	(1,524,770)	(133,370,350)	(2,892,165)	(219,469,542)
Net increase (decrease)	233,244	$20,088,759	(1,397,841)	$(107,587,201)

8. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended October 31, was as follows:

	2017	2016
Distributions paid from:
Ordinary income	$10,200,041	$3,250,015

As of October 31, 2017, the components of accumulated earnings (losses) on a tax basis were as follows:

Undistributed ordinary income — net	$3,642,193
Other book/tax temporary differences(a)	(61,813)
Unrealized appreciation (depreciation)(b)	246,875,282
Total accumulated earnings (losses) — net	$250,455,662

During the taxable year ended October 31, 2017, the Fund utilized $ 298,671,177 of its capital loss carryforward available from prior years.

(a)	Other book/tax temporary differences are attributable to book/tax differences in the timing of the deductibility of various expenses.

(b)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales.

9. Recent accounting pronouncement

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, the “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in

32	ClearBridge Value Trust 2017 Annual Report

investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X was August 1, 2017. The Fund has adopted the amendments to Regulation S-X and, upon evaluation, has concluded that the amendments do not materially impact the financial statement amounts; however, as required, additional or enhanced disclosure has been included.

10. Subsequent event

On November 30, 2017, the Fund announced that effective December 1, 2017, the Fund pays an investment management fee, calculated daily and paid monthly, in accordance with the following breakpoint schedule: 0.700% of the first $1 billion of average net assets, 0.680% of the next $1 billion of average net assets, 0.650% of the next $3 billion of average net assets, 0.600% of the next $5 billion of average net assets and 0.550% of average net assets over $10 billion.

ClearBridge Value Trust 2017 Annual Report	33

Report of independent registered public accounting firm

To the Board of Trustees of Legg Mason Global Asset Management Trust and Shareholders of the ClearBridge Value Trust

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the ClearBridge Value Trust (the “Fund”), a series of Legg Mason Global Asset Management Trust, as of October 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2017 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Baltimore, Maryland

December 15, 2017

34	ClearBridge Value Trust 2017 Annual Report

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of ClearBridge Value Trust (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Jane Trust, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Trustees and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Trustees†
Ruby P. Hearn
Year of birth	1940
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2004
Principal occupation(s) during past five years	Senior Vice President Emerita of The Robert Wood Johnson Foundation (non-profit) since 2001; Member of the Institute of Medicine since 1982; formerly, Trustee of the New York Academy of Medicine (2004 to 2012); Director of the Institute for Healthcare Improvement (2002 to 2012); Senior Vice President of The Robert Wood Johnson Foundation (1996 to 2001); Fellow of The Yale Corporation (1992 to 1998)
Number of funds in fund complex overseen by Trustee	18
Other board memberships held by Trustee during past five years	None

Arnold L. Lehman
Year of birth	1944
Position(s) with Trust	Trustee and Chairman
Term of office[1] and length of time served[2]	Since 1982 and since 2015
Principal occupation(s) during past five years	Senior Advisor, Phillips Auctioneer since 2015; Trustee of American Federation of Arts since 1998; formerly, Fellow, Ford Foundation (2015 to 2016); Director of the Brooklyn Museum (1997 to 2015); Director of The Baltimore Museum of Art (1979 to 1997)
Number of funds in fund complex overseen by Trustee	18
Other board memberships held by Trustee during past five years	None

Robin J.W. Masters
Year of birth	1955
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Retired; formerly, Chief Investment Officer of ACE Limited (insurance) (1986 to 2000)
Number of funds in fund complex overseen by Trustee	18
Other board memberships held by Trustee during past five years	Director of Cheyne Capital International Limited (investment advisory firm); formerly, Director/Trustee of Legg Mason Institutional Funds plc, WA Fixed Income Funds plc and Western Asset Debt Securities Fund plc. (2007 to 2011)

ClearBridge Value Trust	35

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees† cont’d
Jill E. McGovern
Year of birth	1944
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1989
Principal occupation(s) during past five years	Senior Consultant, American Institute for Contemporary German Studies (AICGS) since 2007; formerly, Chief Executive Officer of The Marrow Foundation (non-profit) (1993 to 2007); Executive Director of the Baltimore International Festival (1991 to 1993); Senior Assistant to the President of The Johns Hopkins University (1986 to 1990)
Number of funds in fund complex overseen by Trustee	18
Other board memberships held by Trustee during past five years	Director of International Biomedical Research Alliance; Director of Lois Roth Endowment

Arthur S. Mehlman
Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Retired. Director, The University of Maryland Foundation since 1992; Director, The League for People with Disabilities since 2003; formerly, Director, Municipal Mortgage & Equity LLC (2004 to 2011); Partner, KPMG LLP (international accounting firm) (1972 to 2002)
Number of funds in fund complex overseen by Trustee	Director/Trustee of all Legg Mason Funds consisting of 18 portfolios; Director/Trustee of the Royce Family of Funds consisting of 22 portfolios
Other board memberships held by Trustee during past five years	Director of Municipal Mortgage & Equity, LLC. (2004 to 2011)

G. Peter O’Brien
Year of birth	1945
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1999
Principal occupation(s) during past five years	Retired. Trustee Emeritus of Colgate University; Board Member, Hill House, Inc. (residential home care); Board Member, Bridges School (pre- school); formerly, Managing Director, Equity Capital Markets Group of Merrill Lynch & Co. (1971 to 1999)
Number of funds in fund complex overseen by Trustee	Director/Trustee of all Legg Mason funds consisting of 18 portfolios; Director/Trustee of the Royce Family of Funds consisting of 22 portfolios
Other board memberships held by Trustee during past five years	Director of TICC Capital Corp. (2003 to 2017)

36	ClearBridge Value Trust

Independent Trustees† cont’d
S. Ford Rowan
Year of birth	1943
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Chairman, National Center for Critical Incident Analysis, since 2004; Consultant to University of Maryland University College, since 2013; formerly, Lecturer in Organizational Sciences, George Washington University (2000 to 2014); Trustee, St. John’s College (2006 to 2012); Consultant, Rowan & Blewitt Inc. (management consulting) (1984 to 2007); Lecturer in Journalism, Northwestern University (1980 to 1993); Director, Santa Fe Institute (1999 to 2008)
Number of funds in fund complex overseen by Trustee	18
Other board memberships held by Trustee during past five years	None

Robert M. Tarola
Year of birth	1950
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2004
Principal occupation(s) during past five years	President of Rights Advisory LLC (corporate finance and governance consulting) since 2008; Member, Investor Advisory Group of the Public Company Accounting Oversight Board since 2009; formerly, Executive Vice President and Chief Financial Officer, Southcoast Health System, Inc. (healthcare provider network) (2015 to 2017); Senior Vice President and Chief Financial Officer of The Howard University (2009 to 2013) (higher education and health care); Senior Vice President and Chief Financial Officer of W.R. Grace & Co. (specialty chemicals) (1999 to 2008) and MedStar Health, Inc. (healthcare) (1996 to 1999); Partner, Price Waterhouse, LLP (accounting and auditing) (1984 to 1996)
Number of funds in fund complex overseen by Trustee	18
Other board memberships held by Trustee during past five years	Director of American Kidney Fund (renal disease assistance); Director of XBRL International, Inc. (global data standard setting); Director of Vista Outdoor, Inc. (consumer outdoor recreation brands); formerly, Director of TeleTech Holdings, Inc. (business processing outsourcing)

ClearBridge Value Trust	37

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Interested Trustee
Jane Trust[3]
Year of birth	1962
Position(s) with Trust	Trustee, President and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during past five years	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2016); Officer and/or Trustee/Director of 150 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Vice President of LMPFA (2015); Director of ClearBridge, LLC (formerly, Legg Mason Capital Management, LLC) (2007 to 2014); Managing Director of Legg Mason Investment Counsel & Trust Co. (2000 to 2007)
Number of funds in fund complex overseen by Trustee	143
Other board memberships held by Trustee during past five years	None

Executive Officers
Richard F. Sennett Legg Mason 100 International Drive, 7th Floor, Baltimore, MD 21202
Year of birth	1970
Position(s) with Trust	Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Principal Financial Officer and Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011 and since 2013); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

Robert I. Frenkel Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1954
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel of — U.S. Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

38	ClearBridge Value Trust

Executive Officers cont’d
Ted P. Becker Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Vice President and Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Christopher Berarducci Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1974
Position(s) with Trust	Treasurer
Term of office[1] and length of time served[2]	Since 2010
Principal occupation(s) during past five years	Director of Legg Mason & Co. (since 2015); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); formerly, Vice President of Legg Mason & Co. (2011 to 2015); Assistant Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010)

Susan Kerr Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1949
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during past five years	Assistant Vice President of Legg Mason & Co. and Legg Mason Investor Services, LLC (“LMIS”) (since 2010); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer of LMIS (since 2012); Senior Compliance Officer of LMIS (since 2011); formerly, AML Consultant, DTCC (2010); AML Consultant, Rabobank Netherlands, (2009); First Vice President, Director of Marketing & Advertising Compliance and Manager of Communications Review Group at Citigroup Inc. (1996 to 2008)

ClearBridge Value Trust	39

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Executive Officers cont’d
Jenna Bailey Legg Mason 100 First Stamford Place, 5th Floor, Stamford, CT 06902
Year of birth	1978
Position(s) with Trust	Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during past five years	Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2015); Compliance Officer of Legg Mason & Co. (since 2013); Assistant Vice President of Legg Mason & Co. (since 2011); formerly, Associate Compliance Officer of Legg Mason & Co. (2011 to 2013)
Jeanne M. Kelly Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); formerly, Senior Vice President of LMFAM (2013 to 2015)

†	Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”). Each of the Independent Trustees serves on the standing committees of the Board of Trustees, which include the Audit Committee (chair: Arthur S. Mehlman), the Nominating Committee (co-chairs: G. Peter O’Brien and Jill E. McGovern), and the Independent Trustees Committee (chair: Arnold L. Lehman).

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]	Ms. Trust is an “interested person” of the Fund, as defined in the 1940 Act, because of her position with LMPFA and/or certain of its affiliates.

40	ClearBridge Value Trust

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended October 31, 2017:

Record date:	12/7/2016
Payable date:	12/8/2016
Qualified dividend income for individuals	100.00%
Dividends qualifying for the dividends
received deduction for corporations	100.00%

Please retain this information for your records.

ClearBridge Value Trust	41

ClearBridge

Value Trust

Trustees

Ruby P. Hearn

Arnold L. Lehman

Chairman

Robin J.W. Masters

Jill E. McGovern

Arthur S. Mehlman

G. Peter O’Brien

S. Ford Rowan

Robert M. Tarola

Jane Trust

Investment manager/adviser

ClearBridge, LLC

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank & Trust Company

Transfer agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

ClearBridge Value Trust

The Fund is a separate investment series of Legg Mason Global Asset Management Trust, a Maryland statutory trust.

ClearBridge Value Trust

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) at www.leggmason.com/mutualfunds and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of ClearBridge Value Trust. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com

© 2017 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

NOT PART OF THE ANNUAL REPORT

www.leggmason.com

© 2017 Legg Mason Investor Services, LLC Member FINRA, SIPC

LMF-002/A 12/17 SR17-3224

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Arthur S. Mehlman the Chairman of the Board’s Audit Committee and Robert M. Tarola, possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial experts,” and have designated Mr. Mehlman and Mr. Tarola as the Audit Committee’s financial experts. Mr. Mehlman and Mr. Tarola are “independent” Trustees pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending October 31, 2016 and October 31, 2017 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $164,788 in October 31, 2016 and $248,670 in October 31, 2017.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in October 31, 2016 and $20,000 in October 31, 2017.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Global Asset Management Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Period.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $81,401 in October 31, 2016 and $139,757 in October 31, 2017. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by to the service affiliates during the Reporting Periods that required pre-approval by the Audit Auditors Committee.

d) All Other Fees. The aggregate fees for other fees billed in the Reporting Periods for products and services provided by the Auditor were $2,369 in October 31, 2016 and $0 in October 31, 2017, other than the services reported in paragraphs (a) through (c) of this item for the Legg Mason Global Asset Management Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Global Asset Management Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c)

(7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Global Asset Management Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for October 31, 2016 and October 31, 2017; Tax Fees were 100% and 100% for October 31, 2016 and October 31, 2017; and Other Fees were 100% and 100% for October 31, 2016 and October 31, 2017.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Global Asset Management Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Global Asset Management Trust during the reporting period were $217,714 in October 31, 2016 and $160,000 in October 31, 2017.

(h) Yes. Legg Mason Global Asset Management Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Global Asset Management Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act .The Audit Committee consists of the following Board members:

Ruby P. Hearn

Arnold L. Lehman

Robin J.W. Masters

Jill E. McGovern

Arthur S. Mehlman

G. Peter O’Brien

S. Ford Rowan

Robert M. Tarola

b)	Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Global Asset Management Trust

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	December 22, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	December 22, 2017

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	December 22, 2017